                                                                  EXHIBIT 99.1

PINNACLE AIRLINES REPORTS THIRD QUARTER EARNINGS OF $12.6 MILLION

MEMPHIS, TENN. October 28, 2004--Pinnacle Airlines Corp. (NASDAQ: PNCL) today reported third quarter operating revenue of $168.1 million, resulting in revenue growth over the comparable period in 2003 of 40%. The company produced operating income of $18.5 million, an operating margin of 11.0%, and net income of $12.6 million, or diluted earnings per share ("EPS") of $0.58.

Operating revenue for the nine months ended September 30, 2004 was $454.1 million, resulting in revenue growth over the comparable period in 2003 of 38%. The company produced operating income of $49.8 million, an operating margin of 11.0%, and net income of $30.4 million, or diluted EPS of $1.39.

Interest expense for the third quarter of 2004 decreased by $0.8 million compared to the same period in 2003 due primarily to decreased borrowings from Northwest.

Income tax expense for the three months ended September 30, 2004 decreased by $1.4 million over the same period in 2003, due primarily to a $1.7 million reduction in amounts previously estimated for 2004 and 2003 income taxes.

The Company's available seat miles ("ASMs") increased by 58%, block hours increased by 56%, and cycles increased by 42% during the three months ended September 30, 2004, compared to the same period in 2003. The Company's ASMs increased by 58%, block hours increased by 53%, and cycles increased by 38% during the nine months ended September 30, 2004, compared to the same period in 2003. The term "block hours" refers to the elapsed time between an aircraft leaving a gate and arriving at a gate, and the term "cycles" refers to an aircraft's departure and corresponding arrival. The increases were driven primarily by the growth in the Company's fleet of Canadair Regional Jets ("CRJs"), 8 of which were added during the three months ended September 30, 2004. By adding 39 aircraft since September 30, 2003, the Company has grown its fleet by 56% to include 109 CRJs at September 30, 2004.

In connection with its Initial Public Offering of stock in November 2003, Pinnacle and Northwest Airlines amended their operating agreement to grow the Company's fleet to 129 CRJs by the end of 2005, extend their agreement through 2017 and lower the target operating margin provided in the agreement from 14% to 10%. Under the 14% target margin in effect during the three months ended September 30, 2003, the Company recorded passenger revenue of $118.5 million and operating income of $16.6 million, an operating margin of 13.8%, and net income of $8.7 million, or diluted EPS of $0.40. If the reduced target margin had been in effect during 2003, Pinnacle's growth during the third quarter of 2004 in passenger revenue and operating income would have been approximately 48% and 64%, respectively, compared to the same period in 2003.

The company generated $25.6 million of cash from operations during the nine months ended September 30, 2004 and had $38.1 million in cash and cash equivalents on September 30, 2004.

"Pinnacle experienced yet another quarter of exceptional growth," said Philip H. Trenary, President and Chief Executive Officer. "Despite the ongoing challenges we face in the regional airline industry, our People continue to perform at superior levels, as evidenced by our above-plan financial results for the quarter. Our focus on productivity remains the primary driver behind lower than expected costs."

Pinnacle's third quarter results will be discussed in more detail on October 28, 2004, at 2:00 p.m. CST via teleconference. The live audio Webcast of the call will be available on Pinnacle's Web site at www.nwairlink.com. There will also be a replay of the call available beginning at approximately 5:30 p.m. CST at the same Web address.

The Company's Form 10-Q for the quarter ended September 30, 2004, including exhibits, will be available on the Company's website at www.nwairlink.com beginning October 28, 2004.

Non-GAAP Disclosures

This release, and certain tables accompanying this release, includes certain financial information not prepared in accordance with generally accepted accounting principles ("GAAP"), regarding passenger revenue and operating income for the third quarter of 2003 as if the target operating margin under the agreement with Northwest had been 10%. The Company believes that this information is useful to investors as it indicates more clearly the Company's comparative year-to-year operating results. Management may also use this information to better understand the Company's underlying operating results. None of this information should be considered a substitute for any measures prepared in accordance with GAAP. The Company has included its reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measures in the accompanying schedules.

About Pinnacle

Pinnacle Airlines, Corp. operates through its wholly owned subsidiary, Pinnacle Airlines, Inc., as a regional airline that provides airline capacity to Northwest Airlines, Inc. The Company operates as a Northwest Airlink carrier at Northwest's domestic hub airports in Detroit, Minneapolis/St. Paul and Memphis. Pinnacle currently operates an all-jet fleet of 109 Canadair Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis - St. Paul and offers scheduled passenger service with 636 daily departures to 100 cities in 34 states plus the District of Columbia, and four Canadian provinces. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,800 People.

Forward Looking Statement

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or online from the Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward looking statements before its next required filing with the Securities and Exchange Commission.

For further information, please visit our web-site at www.nwairlink.com.

                                      # # #

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                    THREE MONTHS ENDED SEPTEMBER 30,
                                                                 ----------------------------------------
                                                                       2004                  2003
                                                                 ------------------    ------------------

Operating revenues:
  Passenger                                                           $    167,063          $    118,487
  Other                                                                      1,023                 1,178
                                                                 ------------------    ------------------
Total operating revenues                                                   168,086               119,665

Operating expenses:
  Salaries, wages and benefits                                              27,425                22,265
  Aircraft fuel                                                             22,816                14,881
  Aircraft maintenance, materials and repairs                                5,412                 3,695
  Aircraft rentals                                                          55,290                35,432
  Other rentals and landing fees                                            10,047                 7,450
  Ground handling services                                                  17,777                11,707
  Depreciation and amortization                                                812                   767
  Government reimbursements                                                    -                   (114)
  Other                                                                      9,982                 7,011
                                                                 ------------------    ------------------
Total operating expenses                                                   149,561               103,094
                                                                 ------------------    ------------------
Operating income                                                            18,525                16,571
Operating income as a percentage of operating revenue                        11.0%                 13.8%
Nonoperating (expense) income
  Interest expense, net                                                    (1,129)               (1,883)
  Miscellaneous (expense) income, net                                          (7)                   188
                                                                 ------------------    ------------------
Total nonoperating expense                                                 (1,136)               (1,695)
                                                                 ------------------    ------------------

Income before income taxes                                                  17,389                14,876
Income tax expense                                                           4,740                 6,138
                                                                 ------------------    ------------------
Net income                                                             $    12,649           $     8,738
                                                                 ==================    ==================

Basic and diluted earnings per share                                   $      0.58           $      0.40
                                                                 ==================    ==================

Shares used in computing basic and diluted earnings per share               21,892                21,892
                                                                 ==================    ==================

                             PINNACLE AIRLINES CORP.
             CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                                 -----------------------------------------
                                                                        2004                  2003
                                                                 -------------------    ------------------

Operating revenues:
  Passenger                                                            $    452,104          $    324,653
  Other                                                                       2,034                 5,023
                                                                 -------------------    ------------------
Total operating revenues                                                    454,138               329,676

Operating expenses:
  Salaries, wages and benefits                                               75,524                61,963
  Aircraft fuel                                                              58,883                38,864
  Aircraft maintenance, materials and repairs                                16,927                 9,926
  Aircraft rentals                                                          148,972                97,987
  Other rentals and landing fees                                             26,982                21,419
  Ground handling services                                                   46,130                31,715
  Depreciation and amortization                                               2,302                 2,232
  Government reimbursements                                                                       (1,114)
                                                                                 -
  Other                                                                      28,639                20,077
                                                                 -------------------    ------------------
Total operating expenses                                                    404,359               283,069
Operating income                                                             49,779                46,607
Operating income as a percentage of operating revenue                         11.0%                 14.1%
Nonoperating (expense) income
  Interest expense, net                                                     (3,558)               (5,443)
  Miscellaneous income, net                                                     309                   213
                                                                 -------------------    ------------------
Total nonoperating expense                                                  (3,249)               (5,230)
                                                                 -------------------    ------------------
                                                                                                   41,377
Income before income taxes                                                   46,530
Income tax expense                                                           16,129                16,116
                                                                 -------------------    ------------------
Net income                                                             $     30,401           $    25,261
                                                                 ===================    ==================

Basic earnings per share                                               $       1.39           $      1.15
                                                                 ===================    ==================

Diluted earnings per share                                             $       1.39           $      1.15
                                                                 ===================    ==================
Shares used in computing basic earnings per share                            21,892                21,892
                                                                 ===================    ==================

Shares used in computing diluted earnings per share                          21,897                21,892
                                                                 ===================    ==================

                             PINNACLE AIRLINES CORP.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (IN THOUSANDS)

                                                                               SEPTEMBER 30,          DECEMBER 31,
                                                                                   2004                   2003
                                                                             ------------------     ------------------
                                                                                (UNAUDITED)
ASSETS
Current assets:
  Cash and cash equivalents                                                        $    38,094            $    31,523
  Receivables, principally from Northwest, net                                          21,875                 17,524
  Spare parts and supplies, net                                                          4,401                  3,773
  Prepaid expenses and other assets                                                      6,339                  6,810
  Deferred income taxes                                                                    900                  2,549
                                                                             ------------------     ------------------
    Total current assets                                                                71,609                 62,179

Property and equipment:
  Aircraft and rotable spares                                                           34,467                 32,779
  Other property and equipment                                                          15,356                 14,081
  Office furniture and fixtures                                                          1,280                  1,258
                                                                             ------------------     ------------------
                                                                                        51,103                 48,118
  Less accumulated depreciation                                                       (13,746)               (13,832)
                                                                             ------------------     ------------------
Net property and equipment                                                              37,357                 34,286
Other assets, primarily aircraft deposits with Northwest                                19,543                 14,019
Cost in excess of net assets acquired, net                                              18,422                 18,422
                                                                             ------------------     ------------------
Total assets                                                                      $    146,931           $    128,906
                                                                             ==================     ==================
LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIENCY) Current liabilities:
  Accounts payable                                                                $     14,225           $      9,798
  Accrued expenses                                                                      13,227                 11,622
  Line of credit                                                                         5,000                 10,000
  Income taxes payable                                                                     455                  5,596
  Current portion of deferred credits                                                      494                    434
  Current portion of note payable to Northwest                                          12,000                 12,000
                                                                             ------------------    -------------------
         Total current liabilities                                                      45,401                 49,450
Deferred credits                                                                           997                  1,438
Deferred income taxes                                                                    7,477                  6,400
Note payable to Northwest                                                              111,000                120,000
Capital lease obligations                                                                   37
                                                                                                                 -
Commitments and contingencies Stockholders' equity (deficiency):
  Preferred stock, par value $0.01 per share; 1,000,000 shares authorized,
    no shares issued                                                                        -                    -
  Series A preferred stock, stated value $100 per share; one share
    authorized, issued and outstanding                                                      -                    -
  Series common stock, par value $0.01 per share; 5,000,000 shares
    authorized; no shares issued                                                            -                    -
  Common stock, $0.01 par value:
    Authorized shares - 40,000,000
    Issued and outstanding shares - 21,892,060                                             219                    219
Additional paid-in capital                                                              84,973                 84,973
Retained earnings (accumulated deficit)                                              (103,173)              (133,574)
                                                                             ------------------    -------------------
           Total stockholders' equity (deficiency)                                    (17,981)               (48,382)
                                                                             ------------------    -------------------
           Total liabilities and stockholders' equity (deficiency)                $    146,931          $    128,906
                                                                             ==================    ===================

                             PINNACLE AIRLINES CORP.
           CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
                                 (IN THOUSANDS)


                                                                       NINE MONTHS ENDED SEPTEMBER 30,
                                                                   -----------------------------------------
                                                                         2004                   2003
                                                                   ------------------     ------------------
OPERATING ACTIVITIES
  Net income                                                             $    30,401            $    25,261

  Adjustments to reconcile net income to cash provided by
    operating activities:
    Depreciation and amortization                                              2,302                  2,232
    (Gain) loss on disposal of equipment and rotable spares                    (132)                     67
    Deferred income taxes                                                      2,726                    769
    Provision for spare parts and supplies obsolescence                          123                     81
    Reduction of deferred credits                                              (381)                  (132)
    Changes in operating assets and liabilities:
      Receivables                                                            (4,351)               (10,806)
      Spare parts and supplies                                                 (927)                  (601)
      Prepaid expenses and other current assets                                  471                  8,137
      Other assets, primarily aircraft deposits with Northwest
                                                                             (5,524)                (3,325)
      Accounts payable and accrued expenses                                    5,989                (1,015)
      Income taxes payable                                                   (5,141)                  4,896
                                                                   ------------------     ------------------
                 Cash provided by operating activities                        25,556                 25,564
INVESTING ACTIVITIES
  Purchases of property and equipment                                        (5,938)                (9,965)
  Proceeds from the sale of property and equipment                               960
                                                                                                        -
                                                                   ------------------     ------------------
                  Cash used in investing activities                          (4,978)                (9,965)
FINANCING ACTIVITIES
  Payments on long-term debt                                                 (9,000)               (15,000)
  Repayments on line of credit with bank                                                            (4,245)
                                                                                -
  (Repayments) borrowings under line of credit with Northwest                                        24,800
                                                                             (5,000)
  Payments on capital lease obligation                                           (7)
                                                                                                        -
                                                                   ------------------     ------------------
                  Cash (used in) provided by financing activities           (14,007)                  5,555

Net increase in cash and cash equivalents                                      6,571                 21,154

Cash and cash equivalents at beginning of period                              31,523                  4,580

                                                                   ------------------     ------------------
Cash and cash equivalents at end of period                               $    38,094            $    25,734
                                                                   ==================     ==================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
  Interest paid                                                          $     4,766            $     5,576
  Income tax payments                                                    $    19,146            $    10,338
OTHER NON-CASH TRANSACTIONS
  Note payable issued to Northwest as a dividend                         $      -               $   200,000
  Settlement of accounts with Northwest as a dividend                    $      -               $    15,500
  Property acquired through a capital lease obligation                   $        87            $       -


                             PINNACLE AIRLINES CORP.
               RECONCILIATION OF NON-GAAP DISCLOSURES (UNAUDITED)
                                 (IN THOUSANDS)


                                                                     THREE MONTHS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                 2004             2003          % INCREASE
                                                              ------------    -------------    --------------
PASSENGER REVENUE
Passenger revenue in accordance with GAAP                        $167,063         $118,487               41%
   Adjustment to reduce target operating margin to 10%
   from 14%                                                                        (5,287)
                                                                   -
                                                              ------------    -------------    --------------
Adjusted passenger revenue with 10% target operating margin
                                                                 $167,063         $113,200               48%
                                                              ============    =============    ==============

OPERATING INCOME
Operating income in accordance with GAAP                          $18,525          $16,571               12%
   Adjustment to reduce target operating margin to 10% from
   14%                                                                             (5,287)
                                                                   -
                                                              ------------    -------------    --------------
Adjusted operating income with 10% target operating margin
                                                                  $18,525          $11,284               64%
                                                              ============    =============    ==============


                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                              -----------------------------------------------
                                                                 2004             2003          % INCREASE
                                                              ------------    -------------    --------------
PASSENGER REVENUE
Passenger revenue in accordance with GAAP                        $452,104         $324,653               39%
   Adjustment to reduce target operating margin to 10% from
   14%                                                                            (14,450)
                                                                   -
                                                              ------------    -------------    --------------
Adjusted passenger revenue with 10% target operating margin
                                                                 $452,104         $310,203               46%
                                                              ============    =============    ==============

OPERATING INCOME
Operating income in accordance with GAAP                          $49,779          $46,607                7%
   Adjustment to reduce target operating margin to 10% from
   14%                                                                            (14,450)
                                                                   -
                                                              ------------    -------------    --------------
Adjusted operating income with 10% target operating margin
                                                                  $49,779          $32,157               55%
                                                              ============    =============    ==============

                             PINNACLE AIRLINES CORP.
                        OPERATING STATISTICS (UNAUDITED)


                                                                     THREE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------------------
                                                                  2004            2003            CHANGE
                                                               ------------    ------------     ------------
OTHER DATA:
Revenue passengers (in thousands)                                    1,777           1,256              41%
Revenue passenger miles (in thousands) (1)                         827,798         516,851              60%
Available seat miles (in thousands)                              1,159,265         732,112              58%
Passenger load factor (2)                                            71.4%           70.6%          0.8 pts
Operating revenue per available seat mile (in cents)                 14.50           16.35            (11%)
Operating costs per available seat mile (in cents)                   12.90           14.08             (8%)
Block hours                                                         87,540          56,146              56%
Cycles                                                              54,946          38,746              42%
Average daily utilization (block hours)                               9.16            9.07         0.09 hrs
Average length of aircraft flight (miles)                              466             397              17%
Number of operating aircraft (end of period)                           109              70              56%
Employees at end of period                                           2,826           2,438              16%
------------------------------------------------------------------------------------------------------------


                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                               ---------------------------------------------
                                                                  2004            2003            CHANGE
                                                               ------------    ------------     ------------
OTHER DATA:
Revenue passengers (in thousands)                                    4,625           3,217              44%
Revenue passenger miles (in thousands) (1)                       2,066,875       1,250,019              65%
Available seat miles (in thousands)                              2,966,912       1,880,168              58%
Passenger load factor (2)                                            69.7%           66.5%          3.2 pts
Operating revenue per available seat mile (in cents)                 15.31           17.53            (13%)
Operating costs per available seat mile (in cents)                   13.63           15.06             (9%)
Block hours                                                        227,976         148,937              53%
Cycles                                                             145,478         105,115              38%
Average daily utilization (block hours)                               8.88            8.71         0.17 hrs
Average length of aircraft flight (miles)                              447             377              19%
Number of operating aircraft (end of period)                           109              70              56%
Employees at end of period                                           2,826           2,438              16%
------------------------------------------------------------------------------------------------------------

(1) Revenue passenger miles represents the number of miles flown by revenue passengers.
(2) Passenger load factor equals revenue passenger miles divided by available seat miles.